UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 30, 2006
Albertson’s, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6187	82-0184434

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
250 Parkcenter Blvd, P.O. Box 20
Boise, Idaho 83726
(Address of Principal Executive Offices)     (Zip Code)
Registrant’s telephone number, including area code:
(208) 395-6200
N/A
     (Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.
On May 30, 2006, Albertson’s, Inc. (the “Company”) released its sales and earnings for the first quarter of fiscal 2006. The text of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read together with the information contained in the reports that the Company files with the Securities and Exchange Commission, including the financial statements and related notes contained in those reports.
This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.
Item 8.01 Other Events.
On May 30, 2006, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference related to preliminary voting results at a special meeting of shareholders.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press release issued by Albertson’s, Inc. on May 30, 2006 related to first quarter financial performance

99.2	Press release issued by Albertson’s, Inc. on May 30, 2006 related to preliminary voting results at its special meeting of shareholders

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 30, 2006

ALBERTSON’S, INC.

By	/s/ Felicia D. Thornton

	Name:	Felicia D. Thornton
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by Albertson’s, Inc. on May 30, 2006 related to first quarter financial performance

99.2	Press release issued by Albertson’s, Inc. on May 30, 2006 related to preliminary voting results at its special meeting of shareholders